Exhibit 10.5
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                   COLLATERAL ASSIGNMENT AND PLEDGE AGREEMENT

     THIS COLLATERAL ASSIGNMENT AND PLEDGE AGREEMENT, (as amended from time to time, this "Agreement"), dated as of January 4, 2002, is made by Douglas J. Greenlaw (the "Pledgor"), in favor of Switchboard Incorporated, a Delaware corporation ("Secured Party").

                             PRELIMINARY STATEMENTS:

     Pledgor has purchased 450,000 shares of the outstanding common stock, $.01 par value per share, of Secured Party (the "Pledged Securities"). The Pledgor has delivered to the Secured Party a promissory note of even date herewith in the original principal amount of $1,449,000.00 payable to the Secured Party (as amended and supplemented from time to time, the "Note").

     NOW, THEREFORE, in consideration of the premises and in order to induce Secured Party to make the loan contemplated by the Note, Pledgor hereby agrees as follows:

                             ARTICLE 1. THE PLEDGE.

     Section 1.1. Pledge. Pledgor hereby pledges to Secured Party, and grants to
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Secured Party a security interest in, the following (the "Pledged Collateral"):

     (a) the Pledged Securities and the certificates representing the Pledged Securities, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities (other than any cash dividends, interest payments or other distributions by Secured Party on the Pledged Securities, which are not in exchange for or in consideration for the Pledged Securities, which constitute taxable income to the Pledgor); and

     (b) all additional shares of stock or bonds of any issuer of the Pledged Securities from time to time acquired by Pledgor in substitution for or in respect of the Pledged Securities, and the certificates representing such additional stock or bonds, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such securities (other than any cash dividends, interest payments or other distributions by Secured Party on such securities which constitute taxable income to the Pledgor) (the "Additional Collateral").

     Section 1.2. Application of Cash Dividends and Other Distributions. To the
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extent that, prior to an Event of Default (as defined below), Pledgor receives any cash dividends, interest payments or other distributions by Secured Party on the Pledged Collateral which constitute taxable income to the Pledgor, Pledgor may at its election (i) request Secured Party to apply such distributions to repay a portion of the amount outstanding on the Note or (ii) receive and apply such distributions for its own account.

     Section 1.3. Security for Obligations. This Agreement secures the payment
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of all obligations of the Pledgor now or hereafter existing under the Note whether for principal, interest, fees, expenses or otherwise (all such


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obligations being the "Obligations") and this Agreement and the pledge and security interest created hereby shall terminate immediately upon satisfaction of all Obligations.

     Section 1.4. Delivery of Pledged Collateral. All certificates or
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instruments representing or evidencing the Pledged Collateral shall be delivered to Secured Party to be held by Secured Party and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Pledgor authorizes Secured Party to retain all of the Additional Collateral as further security for the payment of the Obligations. Secured Party shall have the right, at any time following an Event of Default, in its discretion and without notice to Pledgor, to transfer to or to register in the name of Secured Party, or any of Secured Party's nominees, any or all of the Pledged Collateral. Secured Party shall send notice to Pledgor of any such transfer, registration or exchange of the Pledged Collateral promptly after such event.

     Section 1.5. Continuing Agreement. This Agreement creates a continuing
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security interest in the Pledged Collateral and shall remain in full force and effect until payment in full of the Obligations. Upon the payment in full of the Obligations, Pledgor shall be entitled to the return and re-transfer to him, upon his request and at his expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

     Section 1.6. Security Interest Absolute. All rights of Secured Party and
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security interests hereunder, and all obligations of Pledgor hereunder are absolute and unconditional, irrespective of any defenses whatsoever available to the Pledgor, including, without limitation, the following:

     (a) any lack of validity or enforceability of the Note;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note;

     (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

     (d) any law, regulation or order of any jurisdiction affecting or purporting to affect any term of any Obligation or the Note or any parties' rights with respect thereto; or

     (e) any restriction or prohibition on the Pledgor's payment or performance of any Obligations contained in any applicable law or regulation.

                   ARTICLE 2. REPRESENTATIONS AND WARRANTIES.

     Pledgor hereby represents and warrants as follows:

Section 2.1. Ownership and Liens. Pledgor is the legal and beneficial owner of
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the Pledged Collateral free and clear of any lien or encumbrance, except for the


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security interest created by this Agreement and the rights of Secured Party under the Restricted Stock Agreement (as defined below).

     Section 2.2. Perfection. The pledge of the Pledged Securities pursuant to
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this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations.

     Section 2.3. No Authorization Required. No authorization, approval, or
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other action by, and no notice to or filing with, any person, governmental authority or regulatory body is required either (a) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or (b) subject to Secured Party's compliance with applicable securities laws, for the exercise by Secured Party of any rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement.

                             ARTICLE 3. COVENANTS.

     Section 3.1. Further Assurances. Pledgor agrees that at any time and from
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time to time, at Pledgor's expense, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce Secured Party's rights and remedies hereunder with respect to any Pledged Collateral.

                           ARTICLE 4. SECURED PARTY.

     Section 4.1. Attorney-in-Fact. Pledgor hereby irrevocably appoints Secured
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Party Pledgor's attorney-in-fact with full power of substitution and with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument which Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same and to execute on behalf of Pledgor the Joint Escrow Instructions contemplated by Section 6.3 of this Agreement and any instruments of assignment or transfer related to such Joint Escrow Instructions.

     Section 4.2. Right To Perform. If Pledgor fails to perform any agreement
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contained herein, Secured Party may perform, or cause performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Pledgor ON DEMAND.

     Section 4.3. Indemnification of Secured Party. Pledgor shall indemnify and
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hold Secured Party harmless against any claims or liabilities hereunder unless the same are caused by the willful misconduct or gross negligence of Secured Party. It is understood by the parties that, other than any existing responsibilities owed by Secured Party to Pledgor as the issuer of the securities included in the Pledged Collateral, Secured Party shall not have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any


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Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any party with respect to any Pledged Collateral.

                              ARTICLE 5. DEFAULT.

     Section 5.1. Default; Event of Default
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     For purposes of this Agreement the terms "Default" and "Event of Default"
shall have the following meanings:

     (a) Pledgor's failure to perform or observe any of the terms, conditions or obligations under this Agreement, which failure is not corrected within thirty
(30) days after written notice from Secured Party; or

     (b) the occurrence of any default or event of default under the Note.

     Section 5.2. Voting Rights; Dividends; Etc.
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     (a) So long as no Default or Event of Default shall have occurred which has not been expressly waived, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note; provided, however, that Pledgor shall not exercise or refrain from exercising any such right if, in Secured Party's reasonable judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof.

     (b) Upon the occurrence of a Default or Event of Default and thereafter unless expressly waived, all rights of Pledgor to exercise the voting and other consensual rights which Pledgor would otherwise be entitled to exercise pursuant to Section 5.2(a) shall cease and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights.

     Section 5.3. Remedies Upon Default. If any Event of Default shall have
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occurred which has not been expressly waived:

     (a) Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to Secured Party, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "UCC") in effect in the Commonwealth of Massachusetts at that time.

     (b) Any cash held by Secured Party as Pledged Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral may, in the discretion of Secured Party be held by Secured Party as collateral for, and/or then or at any time thereafter applied in whole or in part by Secured Party against, all or any part of the Obligations in such order as Secured Party shall elect. Any surplus of such cash or cash proceeds held by Secured Party and


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remaining after payment in full of all the Obligations shall be paid over to
Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

                           ARTICLE 6. MISCELLANEOUS.

     Section 6.1. Amendments, Etc. No amendment or waiver of any provision of
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this Agreement nor consent to any departure by Pledgor or Secured Party herefrom, shall in any event be effective unless the same shall be in writing and signed by the other party to this Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Pledgor or Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein are cumulative and not exclusive of any remedies provided at law.

     Section 6.2. Expenses. Pledgor will ON DEMAND pay to Secured Party the
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amount of any and all reasonable expenses, including the reasonable fees and expenses of Secured Party's counsel and of any experts and agents, which Secured Party may incur in connection with (a) the administration of this Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (c) the exercise or enforcement of any of Secured Party's rights hereunder or (d) the failure by Pledgor to perform or observe any of the provisions hereof.

     Section 6.3. Restricted Stock Agreement. The Pledged Collateral and
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Pledgor's rights in connection therewith, are also subject, inter alia, to that certain Restricted Stock Agreement between Pledgor and Secured Party dated as of January 4, 2002 (the "Restricted Stock Agreement"). Notwithstanding anything to the contrary contained herein, upon satisfaction of the Obligations, Pledgor agrees that the Secured Party shall transfer the Pledged Collateral to the Escrow Agent pursuant to the Restricted Stock Agreement and the Joint Escrow Instructions attached to the Restricted Stock Agreement as Exhibit A and to be executed upon the satisfaction of the Obligations and otherwise shall be permitted to assert all of its rights as issuer of the Pledged Securities to the extent provided in the Restricted Stock Agreement.

     Section 6.4. Notices. All notices to be given hereunder shall be given in
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the manner provided under the Note.

     Section 6.5. Binding Nature. This Agreement shall (a) be binding upon
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Pledgor, his heirs, executors, personal representatives and assigns, and (b)
inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party's successors, transferees and assigns.

     Section 6.6. Governing Law; Terms. This Agreement shall be governed by and
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construed and enforced in accordance with the laws of the Commonwealth of
Massachusetts; except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the Commonwealth of Massachusetts. Unless otherwise defined herein, terms defined in Article 9 of the Uniform Commercial Code in the Commonwealth of Massachusetts are used herein as therein defined.

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     Section 6.7. Submission to Jurisdiction. All rights and obligations
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hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Agreement is executed as an instrument under seal. Pledgor hereby submits to the jurisdiction of the United States District Court for the District of Massachusetts and of any Massachusetts state court, with respect to any action, suit or proceeding brought against it arising out of or relating to this Agreement and the transactions contemplated hereby. The Maker hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum.

     Section 6.8. Headings for Convenience. The underlined or capitalized
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captions of this Agreement are for convenience of reference only and shall not be deemed to define or limit the provisions hereof or to affect their construction or application.

     Section 6.9. Gender and Number. Neither the gender nor the number (singular
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or plural) of any word shall be construed to exclude another gender or number where a different gender or number would be appropriate.

     Section 6.10. Termination. This Agreement shall terminate on the final and
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indefeasible payment in full of the Obligations.

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     IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered as of the date first above written.

PLEDGOR


/s/Douglas J. Greenlaw
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Douglas J. Greenlaw



SWITCHBOARD INCORPORATED



By:    /s/William P. Ferry
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       William P. Ferry
       Chairman of the Board




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